Fair Value Measurement (Fair Measurement on a Recurring Nonrecurring Basis) (Details) (Fair Value, Inputs, Level 2, Commodity Swap, Fair Value, Measurements, Recurring, USD $)
In Thousands, unless otherwise specified
Dec. 31, 2014
Fair Value, Inputs, Level 2 | Commodity Swap | Fair Value, Measurements, Recurring
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commodity Swaps	$ 21,700	[1]

[1]	Unrealized gains or losses on commodity derivatives qualifying for hedge accounting are recorded in accumulated other comprehensive income at each measurement date. The fair value of derivative contracts included in assets or liabilities for risk management activities represents the amount at which the instruments could be exchanged in a current arms-length transaction adjusted for credit risk of the Partnership and/or the counterparty as required under FASB ASC 820.